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                                                                   EXHIBIT 10.17
                  FIRST AMENDMENT TO LOAN & SECURITY AGREEMENT
                  --------------------------------------------
                                (Rail Tank Cars)
                                ----------------


     This First Amendment to Loan & Security Agreement ("First Amendment") is dated as of November 15, 1995 and is made and entered into by and between DSN Corporation, an Oklahoma corporation ("Borrower") and The CIT Group/Equipment Financing, Inc., a New York corporation ("Lender").

                                   RECITALS
                                   --------

     This First Amendment is made with reference to the following facts:

     A. Borrower and Lender entered into a certain Loan and Security Agreement dated as of September 25, 1995 ("Loan Agreement") pursuant to which Lender made available to Borrower a credit facility to finance the acquisition of ten railcars; from Trinity Industries, Inc. 'Me terms used herein and not otherwise defined shall have the meaning specified for such terms in the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, disbursements in connection with the purchase of the railcars were to be made in two fundings. On September 25, 1995, Lender made the first funding in the amount of $584,900.00 in connection with Borrower's acquisition of the first five railcars.

     C. Borrower has now taken possession of four of the remaining five railcars. Borrower is informed that the remaining fifth railcar has been shipped by Trinity but its whereabouts, at this time, is unknown.

     NOW THEREFORE, in consideration of the terms and conditions herein and of the Loans heretofore, now or hereafter made to or for the benefit of Borrower by Lender, the parties hereto agree to the following amendments and modifications to the Loan Agreement:

     1.   Funding and Acceptance. Borrower represents that it has inspected and
          ----------------------
accepted the four remaining railcars, copies of which invoices are attached hereto, and pursuant to its Request for Advance and Pay Proceeds Letter, Lender shall disburse the amount of $467,920.00 pursuant to Section 2.2 of the Loan Agreement. DSN acknowledges and agrees that CIT is not obligated to fund the sum required for the final railcar and that at such time as its delivery and acceptance by DSN, any funding will be in CITs sole discretion.

     2.   Tangible Net Worth Amendment. Section 6.10 of the Loan Agreement shall
          ----------------------------
be amended to read as follows:

          "Section 6.10 Tangible Net Worth". LSB shall maintain at all times, on
           --------------------------------
          a consolidated basis, a minimum tangible net worth of $75,000,000 after
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          subtracting treasury stock and $85,000,000 before subtracting treasury stock as at December 31, 1995 and March 31, 1996, $76,000,000 after subtracting treasury stock and $86,000,000 before subtracting treasury stock as at June 30, 1996, $77,000,000 after subtracting treasury stock and $87,000,000 before subtracting treasury stock as at
          September 30, 1996 and $78,000,0000 after subtracting treasury stock and $88,000,000 before subtracting treasury stock as at December 31, 1996. Thereafter, LSB shall maintain a minimum tangible net worth of not less than $85,000,000 after subtracting treasury stock. The term tangible net worth is defined as total stockholders' equity, after deducting any treasury stock, less all assets that are considered
                                        ----
          intangible assets under GAAP (including but not limited to goodwill, patents, trademarks, certain deferred charges (as approved by Lender) and customer lists).

          LSB shall also maintain, on a consolidated basis, a leverage position (defined as total liabilities divided by tangible net worth, after deducting treasury stock) of 2.25:1 as at December 31, 1995 and at all times thereafter."

     3.   Conditions Subsequent. Borrower further agrees that within ten (10)
          ---------------------
days of the execution of this letter that it will provide CIT with amendments to the Railcar Lease Agreement and such amendments to the Consulting Agreement as may be acceptable to CIT, in its sole discretion.

     4.   Representations and Warranties. Borrower represents and warrants as
          ------------------------------
follows:

          (a) Each of the representations and warranties contained in the Loan Agreement is hereby reaffirmed as of the date hereof, each as if set forth herein;

          (b) The execution, delivery and performance of this First Amendment are within Borrower's powers, have been duly authorized by all necessary action, have received all necessary approvals, if any, and do not contravene any law or any contractual restrictions binding on Borrower;

          (c) This First Amendment is a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms; and

          (d) No event has occurred and is continuing or would result from this First Amendment which constitutes a Default under the Loan Agreement, as amended and modified hereby.

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     5.   Miscellaneous.  This First Amendment shall be part of the Loan
          -------------
Agreement, the terms of which are incorporated herein, and the breach of any representation, warranty or covenant contained herein or the failure to observe or comply with any term or agreement contained herein, shall constitute a Default under the Loan Agreement and Lender shall be entitled to exercise all rights and remedies it may have under the Loan Agreement, the Loan Documents and at applicable law. Borrower agrees to pay all costs, expenses and attorneys' fees incurred by Lender in connection with the negotiation and preparation of this First Amendment and any other documents in connection herewith including all search, recording and title insurance expenses and in carrying out or enforcing the terms of this First Amendment. Except as expressly provided herein, Lender is not waiving any rights under the Loan Agreement or any other Loan Document and, except as expressly provided herein or as previously modified in a writing signed by Lender, all of the terms, covenants, and conditions of the Loan Agreement remain unmodified and in full force and effect. Capitalized terms used herein and not otherwise defined shall have the same meaning as set forth in the Loan Agreement. This First Amendment may be executed in counterparts, which counterparts, when so executed and delivered, shall together constitute but one original.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the first date above written.

"Borrower"                          "Lender"

DSN CORPORATION,                    THE CIT GROUP/EQUIPMENT
an Oklahoma corporation                 FINANCING INC.,
                                    a New York corporation

By: /s/James L. Wewers              By:_______________________________
    ------------------------------
Its: Vice President                 Its:______________________________
    ------------------------------

"LSB"

LSB INDUSTRIES, INC.,
a Delaware corporation,
Agreed as to Section 2 only

By: /s/ Barry H. Golsen
    ------------------------------
Its: Vice Chairman
    ------------------------------

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     The undersigned Guarantors acknowledge and consent to the foregoing First
Amendment, confirm that such additional loans by Lender are part of the Obligations guaranteed by each of the undersigned's Guaranty, and further confirm that each such Guaranty is in full force and effect.

                              LSB INDUSTRIES., INC,
                              a Delaware corporation

                              By: /s/ Barry H. Golsen
                                  ------------------------------
                              Its: Vice Chairman
                                   ------------------------------

                              LSB CHEMICAL CORP,
                              an Oklahoma corporation


                              By: /s/  Barry H. Golsen
                                  ------------------------------
                              Its: Vice President
                                   ------------------------------

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